Second-Quarter 2014 Results July 24, 2014 5:00 PM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Number Through August 7, 2014 877-660-6853 Domestic 201-612-7415 International Conference ID: # 13587146 Webcast Replay at www.altramotion.com

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements • All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those relating to the Company's progress on margin initiatives, lean activities, and inventory turns, the Company's views and assessment of end market conditions and industrial demand, the impact of certain future costs on earnings, the Company’s expectations on the continued dilutive effect of the Convertible notes, the Company's unaudited 2014 financial information, and the Company's guidance for full year 2014. • In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) changes in pension and retirement liabilities, (14) risks associated with compliance with environmental laws, (15) the ability to successfully execute, manage and integrate key acquisitions and mergers, (16) failure to obtain or protect intellectual property rights, (17) risks associated with impairment of goodwill or intangibles assets, (18) failure of operating equipment or information technology infrastructure, (19) risks associated with our debt leverage and operating covenants under our debt instruments, (20) risks associated with restrictions contained in our Convertible Notes and Credit Facility, (21) risks associated with compliance with tax laws, (22) risks associated with the global recession and volatility and disruption in the global financial markets, (23) risks associated with implementation of our new ERP system, (24) risks associated with the Bauer, Lamiflex and Svendborg acquisitions and integration and other acquisitions, (25) risks associated with the Company's investment in a new manufacturing facility in China, (26) risks associated with certain minimum purchase agreements we have with suppliers, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) risks associated with interest rate swap contracts, (29) risks associated with the potential dilution of our common stock as a result of our convertible notes, (30) risks associated with our exposure to renewable energy markets, (31) risks related to regulations regarding conflict minerals, and (32) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise. 1

Second-Quarter 2014 Highlights • Earnings increased 19.7% to $12.8 million. Non-GAAP earnings increased 20% to $13.1 million, or $0.48 per diluted share, during the quarter * • The Convertible Notes were dilutive $0.02 per share in the second quarter • Record quarterly revenues of $215.2 million for the quarter • Free cash flows for the first six months of 2014 reached an all-time high of $26.8 million, up 16.5% from the prior year * • Supplier issues and higher than expected healthcare costs negatively impacted the quarter by $0.03 per share • Svendborg acquisition contributes as expected to the bottom line • Announced acquisition of Guardian Industries on July 1 2

End Market Review • Sales at Distribution were up significantly from the second quarter of 2013 • Record sales quarter for Turf and Garden market • Ag market beginning to slow • Materials handling market is strong compared to the second quarter of 2013 • Power generation improved modestly while drilling activity and wind energy remained strong • Metals market improved while mining remains very weak 3

Second-Quarter 2014 Financial Highlights QTD QTD Q2 2014 Q2 2013 $ Change % Change Net Sales $215.2 $181.1 $34.1 18.8% Gross Profit $66.5 $54.4 $12.1 22.2% % of Revenues 30.9% 30.0% SG&A $40.5 $32.6 $7.9 24.2% % of Revenues 18.8% 18.0% Income from operations $22.0 $18.3 $3.7 20.2% % of Revenues 10.2% 10.1% Net Income $12.8 $10.7 $2.1 19.7% % of Revenues 5.9% 5.9% Earnings Per Share: Diluted $0.46 $0.40 $0.06 15.0% Weighted Average Common Shares Outstanding: Diluted 27,546 26,751 3.0% ($ millions) 4

Non-GAAP Measures Non-GAAP Net Income (amounts in millions) Q2 2014 Q2 2013 Reported Net Income $12.8 $10.7 Restructuring costs - 0.2 Acquisition related expenses 0.5 0.1 Tax impact of above adjustments (0.1) (1) (0.1) (2) Non-GAAP net income $13.1 $10.9 Non-GAAP diluted earnings per share $0.48 $0.41 (1) tax impact is calculated by multiplying the estimated effective tax rate, 31.2% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate, 31.3% by the above items Non-GAAP Operating Income (amount in millions) Q2 2014 Q2 2013 Reported Income from Operations $22.0 $18.3 Restructuring costs - 0.2 Acquisition related expenses 0.5 0.1 Non-GAAP income from operations $22.4 $18.6 5 YTD Free Cash Flow (amounts in millions) 2014 2013 $37.7 $33.0 (10.9) (10.0) Free cash flow $26.8 $23.0 Purchase of property, plant and equipment Net Cash flow s from operating activities

Balance Sheet Highlights Q2 2014 Q2 2013 Cash $69.2 $61.5 Debt: Convertible Senior Notes 85.0 85.0 Revolving Credit Facility 40.0 40.0 Term Loan Facility 150.1 96.3 Equipment Loan 5.8 2.8 Capitalized Leases and other - 0.2 Mortgages 0.5 0.8 Total Debt $281.3 $225.0 Total Debt less Cash $212.1 42.5% $163.5 40.0% Shareholders' Equity $287.1 57.5% $245.3 60.0% Shareholders' Equity plus Debt, less Cash $499.2 100.0% $408.8 100.0% 6

Second-Quarter 2014 Operating Working Capital Balance Sheet (amounts in millions) Reconciliation of Operating Working Capital: Q2 2014 ⁺ Q1 2014 ⁺ Q4 2013 ⁺ Q3 2013 Q2 2013 Accounts Receivable 125.4$ 120.7$ 109.1$ 99.8$ 99.2$ Inventories 136.3 139.7 143.7 120.6 119.9 Accounts Payable (53.3) (52.5) (51.2) (47.5) (45.2) Operating Working Capital 208.4$ 207.9$ 201.6$ 172.9$ 173.9$ ⁺ Operating Working Capital includes Svendborg 7

2014 Outlook • $800 - $825 Million in sales • $1.75 - $1.85 Non-GAAP diluted earnings per share * • $28 - $30 Million in capital expenditures • $32 - $34 Million in depreciation and amortization • Tax rate approximately 31% - 33% before discrete items 8

Summary • Lean activities are yielding improved inventory turns • SAP implementation nearing the end • Profit improvement plans are making steady progress • Svendborg acquisition integration is proceeding well and it continues to be accretive to earnings • Emerging geographies continue to play an important role in our growth strategy 9

Discussion of Non-GAAP Measures * As used in this release and the accompanying slides posted on the Company's website, non-GAAP diluted earnings per share, non-GAAP income from operations and non-GAAP net income are each calculated using either net income or income from operations that excludes acquisition related costs, restructuring costs, and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities. Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories. Altra believes that the presentation of non-GAAP net income, non-GAAP income from operations, non- GAAP diluted earnings per share, non-GAAP free cash flow and non-GAAP operating working capital provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. 10